©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. 2016 FIRST QUARTER April 26, 2016 Exhibit 99.2

2016 First Quarter FORWARD-LOOKING STATEMENTS This presentation and comments made by management contain forward-looking statements including, among others, statements regarding the expected future operating results of TSYS. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology as the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “potential,” “estimate” or similar expressions. Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors. More information about these risks, uncertainties and factors may be found in TSYS’ filings with the Securities and Exchange Commission, including its 2015 Annual Report on Form 10-K. TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise. ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

2016 First Quarter USE OF NON-GAAP FINANCIAL MEASURES This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: net revenue; operating margin on net revenue; revenues measured on a constant currency basis; free cash flow; EBITDA, adjusted EBITDA, adjusted earnings per share, adjusted segment operating income and adjusted segment operating margin. The most comparable GAAP measures to these measures are revenues; operating margin; revenues; cash flows from operating activities; net income; net income; earnings per share, operating income and operating margin, respectively. Management uses these non-GAAP financial measures to assess the performance of TSYS’ core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating TSYS’ operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation. ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. M. Troy Woods Chairman, President and Chief Executive Officer

©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Paul Todd Chief Financial Officer

2016 First Quarter CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Total Revenues $739,378 $662,156 11.7 % Net Revenue* 671,644 595,784 12.7 Adjusted EBITDA* 230,829 193,454 19.3 Adjusted EPS* from Continuing Operations $0.66 $0.54 22.8 (in thousands, except per share data) YTD 2016 YTD 2015 Percent Change (*) Net Revenue, Adjusted EBITDA and Adjusted EPS definitions are contained in the Appendix

2016 First Quarter CONSOLIDATED HIGHLIGHTS ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Announced TransFirst acquisition Continued strong volume growth across all segments Increased adjusted operating margin by 178 basis points (*) Net Revenue ($ in millions) Adjusted Operating Income Operating Margin* 12.7% 11.8% ($ in millions)

2016 First Quarter NORTH AMERICA SEGMENT HIGHLIGHTS ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Renewed focus on cross sell and proactive delivery of innovative solutions Record number Traditional AOF along with double-digit transaction growth Record quarter for net revenue and adjusted segment operating income (♦) Growth Including Prepaid, Government Services and Single Use Accounts (in millions) 49.4% 31.8% 46.3% 32.8% 36.9% 26.6% 37.3% 18.9% 6.8% 2.5% t (*) Net Revenue Segment Net Revenue YOY Growth % 18.7% 23.1% 21.8% 17.5% 14.1% ($ in millions) Adjusted Segment Operating Income Operating Margin* ($ in millions)

Reported Constant Currency (4.0%) 5.1% (1.0%) 9.4% (1.1%) 7.9% (6.2%) (0.6%) 2.2% 9.2% ($ in millions) 2016 First Quarter INTERNATIONAL SEGMENT HIGHLIGHTS ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Adjusted Segment Operating Income Operating Margin* ($ in millions) 16.1% 18.5% 16.9% 17.8% 14.7% (in millions) Segment Net Revenue YOY Growth % Continued focus on growth and margin expansion Record number Traditional AOF along with transaction growth at 8.1% Net revenue up 9.2% constant currency (*) Net Revenue t (♦) Growth Including Single Use Accounts 7.6% 8.4% 6.5% 8.5% 6.6%

2016 First Quarter MERCHANT SEGMENT HIGHLIGHT ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Segment Net Revenue YOY Growth % Strong performance leading up to the TransFirst acquisition SMB sales volume up 11.9% YOY Net revenue up 9.3% ($ in millions) (*) Net Revenue ($ in millions) Adjusted Segment Operating Income Operating Margin* Segment Revenue by LOB YOY Growth % (4%) 13% (0%) 16% 14% (1%) 15% 10% 11% 7% Direct Indirect ($ in millions) 5.5% 8.8% 7.6% 13.4% 9.3%

2016 First Quarter NETSPEND SEGMENT HIGHLIGHTS ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Segment Net Revenue YOY Growth % ($ in millions) 16.9% 21.2% 22.4% 20.9% 19.3% Launched small business pilot; signed 3 year renewal with Family Dollar Gross Dollar Volume (GDV) up 19.6%; exceeded 100,000 distributing locations and employers Record quarterly net revenue and adjusted segment operating income (*) Net Revenue Gross Dollar Volume YOY Growth % 16.7% 19.5% 22.3% 21.3% 19.6% ($ in billions) Adjusted Segment Operating Income Operating Margin* ($ in millions)

2016 First Quarter SEGMENT OPERATING MARGIN AND CONSOLIDATED ADJUSTED OPERATING MARGIN ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Net Revenue Adjusted Operating Margin Adjusted Segment Operating Income North America $124,788 $303,641 41.10% International 10,289 75,354 13.65% Merchant 38,357 120,612 31.80% NetSpend 42,201 184,992 22.81% Intersegment -- (12,955) Corporate administration excluding share-based compensation (29,468) -- Adjusted operating margin $186,167 $671,644 27.72% Amortization of acquisition intangibles (22,921) TransFirst M&A operating expenses (3,401) Share-based compensation (8,158) Operating income (US GAAP) $151,687 (in thousands) Three Months Ended March 31, 2016

2016 First Quarter ROLLFORWARD OF QUARTERLY CASH BALANCE ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. $200 $500 $100 $0 $300 Operating Activities $146 Cap Ex ($44) Debt Pmts ($10) Dividends ($18) Ending Balance $445 (1) 12/31/2015 3/31/2016 $400 Beginning Balance $389 Other ($18) $600 (in millions) (1) Excludes proceeds from borrowings of $1.487 billion received in March 2016 which were used to pay a portion of the purchase price for TransFirst. Ending cash including proceeds from borrowings was $1.932 billion

2016 First Quarter CASH FLOW STRENGTH: 2016 TTM Consolidated Financial Highlights ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. (in millions) (TTM = Trailing Twelve Months) Adjusted EBITDA Cash flow from operations Free cash flow Net income Ending cash (1) Excludes proceeds from borrowings of $1.487 billion received in March 2016. Ending cash including proceeds from borrowings was $1.932 billion (1)

2016 First Quarter 2016 REVISED GUIDANCE* ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Range Range Percent Change Total Revenues $4,182 to $4,264 50 % to 53 % Net Revenue $3,040 to $3,102 22 % to 24 % Adjusted EPS attributable to TSYS common shareholders from continuing operations $2.78 to $2.85 13 % to 16 % Average Basic Weighted Shares 183.6 (in millions, except per share data) (*) See Appendix for guidance assumptions

©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Q&A

©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. THANK YOU

©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. APPENDIX

2016 First Quarter APPENDIX: Non-GAAP Items – Net Revenue, Adjusted EBITDA and Adjusted EPS Net revenue is defined as total revenues less reimbursable items (such as postage), as well as, merchant acquiring interchange and assessment fees charged by the card associations or payment networks that are recorded by TSYS as expense. Adjusted EBITDA is net income excluding equity in income of equity investments, nonoperating income/(expense), taxes, depreciation, amortization and stock-based compensation expenses and TransFirst merger & acquisition expenses. Adjusted EPS is adjusted earnings divided by weighted average shares outstanding used for basic EPS calculations. Adjusted earnings is net income excluding the after-tax impact of stock-based compensation expenses, amortization of acquisition intangibles, and TransFirst merger & acquisition expenses. Adjusted segment operating income is operating income at the segment level adjusted for amortization of acquisition intangibles. Adjusted segment operating margin is adjusted segment operating income divided by segment net revenue. The Company believes that these non-GAAP financial measures it presents are useful to investors in evaluating the Company’s operating performance for the following reasons: adjusted EBITDA and adjusted EPS are widely used by investors to measure a company’s operating performance without regard to items, such as interest expense, income tax expense, depreciation and amortization, merger and acquisition expenses and employee stock-based compensation expense that can vary substantially from company to company depending upon their respective financing structures and accounting policies, the book values of their assets, their capital structures and the methods by which their assets were acquired; and securities analysts use adjusted EBITDA and adjusted EPS as supplemental measures to evaluate the overall operating performance of companies. By comparing the Company’s adjusted EBITDA and adjusted EPS in different historical periods, investors can evaluate the Company’s operating results without the additional variations caused by employee stock-based compensation expense, which may not be comparable from period to period due to changes in the fair market value of the Company’s common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the Company’s operations. The Company’s management uses the non-GAAP financial measures: as measures of operating performance, because they exclude the impact of items not directly resulting from the Company’s core operations; for planning purposes, including the preparation of the Company’s annual operating budget; to allocate resources to enhance the financial performance of the Company’s business; to evaluate the effectiveness of the Company’s business strategies; and in communications with the Company’s board of directors concerning the Company’s financial performance. ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

2016 First Quarter APPENDIX: Accounts on File Portfolio Summary ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Consumer 414.8 392.8 5.6 414.8 408.2 1.6 Commercial 46.3 42.3 9.3 46.3 45.4 1.9 Other 27.7 22.7 22.5 27.7 26.6 4.5 Traditional AOF 488.8 457.8 6.8 488.8 480.2 1.8 Prepaid*/ Stored Value 103.1 126.6 (18.6) 103.1 97.2 6.1 Government Services 82.7 74.5 11.1 82.7 79.3 4.3 Commercial Card Single Use 75.9 64.8 17.1 75.9 75.8 0.1 Total AOF 750.5 723.7 3.7 750.5 732.5 2.5 (in millions) March 2016 March 2015 % Change March 2016 December 2015 % Change (* - Prepaid does not include NetSpend accounts)

2016 First Quarter APPENDIX: Non-GAAP Reconciliation – Net Revenue ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Three Months Ended 3/31/16 3/31/15 Total revenues $739,378 $662,156 Reimbursable items 67,734 66,372 Interchange and assessments expense* - - Net revenue $671,644 $595,784 (in thousands) * Relates to acquisition of TransFirst, which closed April 1, 2016

2016 First Quarter APPENDIX: Non-GAAP Reconciliation – Adjusted Segment Operating Income and Operating Margin ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. (in thousands) Three Months Ended 3/31/16 3/31/15 Adjusted segment operating income By segment: North America services (a) $124,788 $102,570 International services (b) 10,289 6,983 Merchant services (c) 38,357 34,115 NetSpend (d) 42,201 35,467 Less: Acquisition intangible amortization (22,921) (23,867) Less: Corporate admin and other (37,626) (32,772) Less: TransFirst M&A operating expenses (3,401) -- Operating income $151,687 $122,496 Net revenue By segment: North America services (e) $303,641 $266,219 International services (f) 75,354 73,730 Merchant services (g) 120,612 110,398 NetSpend (h) 184,992 155,074 Less: Intersegment revenues (12,955) (9,637) Add: Reimbursable items 67,734 66,372 Add: Interchange and assessments expense* -- -- Total revenues $739,378 $662,156 Adjusted segment operating margin: North America services (a) / (e) 41.10% 38.53% International services (b) / (f) 13.65% 9.47% Merchant services (c) / (g) 31.80% 30.90% NetSpend (d) / (h) 22.81% 22.87% * Relates to acquisition of TransFirst, which closed April 1, 2016

Three Months Ended 3/31/16 3/31/15 Percentage Change Consolidated: Constant currency (1) $676,845 $595,784 13.6 % Foreign currency (2) (5,201) -- Net revenue $671,644 $595,784 12.7 % International services: Constant currency (1) $80,497 $73,730 9.2 % Foreign currency (2) (5,143) -- Net revenue $75,354 $73,730 2.2% 2016 First Quarter APPENDIX: Non-GAAP Reconciliation – Constant Currency Net Revenue ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. (in thousands) (1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period. (2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Three Months Ended 3/31/16 3/31/15 Percentage Change Consolidated: Constant currency (1) $744,974 $662,156 12.5 % Foreign currency (2) (5,596) --- Total revenues $739,378 $662,156 11.7 % International services: Constant currency (1) $86,611 $79,802 8.5 % Foreign currency (2) (5,538) --- Total revenues $81,073 $79,802 1.6% 2016 First Quarter APPENDIX: Non-GAAP Reconciliation – Constant Currency Total Revenue ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. (in thousands) (1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period. (2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Three Months Ended Net income : 3/31/16 3/31/15 As reported (GAAP) $92,408 $78,899 Adjusted for: Deduct: Equity in income of equity investments (6,590) (5,394) Add: Income taxes 43,429 39,782 Add: Nonoperating expenses 22,440 9,209 Add: Depreciation and amortization 67,583 62,815 EBITDA $219,270 $185,311 Adjust for: Add: Share-based compensation 8,158 8,143 Add: TransFirst M&A expenses 3,401 -- Adjusted EBITDA $230,829 $193,454 2016 First Quarter APPENDIX: Non-GAAP Reconciliation – EBITDA and Adjusted EBITDA ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. (in thousands)

Three Months Ended Mar 2016 Mar 2015 Income from continuing operations available to TSYS common shareholders: As reported (GAAP) (a) $90,628 $77,755 Adjusted for amounts attributable to TSYS common shareholders (net of taxes): Acquisition intangible amortization 15,021 15,761 Share-based compensation 5,406 5,441 TransFirst M&A expenses 9,655 -- Adjusted earnings (b) $120,710 $98,957 Average common shares outstanding and participating securities (c) 183,256 184,481 Basic EPS Available to TSYS common shareholders (a) / (c) $0.49 $0.42 Adjusted EPS Available to TSYS common shareholders (b) / (c) $0.66 $0.54 2016 First Quarter APPENDIX: Non-GAAP Reconciliation – Adjusted EPS ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. (in thousands)

2016 First Quarter APPENDIX: Non-GAAP Reconciliation – Free Cash Flow ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Trailing Twelve Months Ended 3/31/2016 Cash flows from operating activities $611,741 Less: Purchases of property and equipment (54,607) Additions to licensed computer software from vendors (44,041) Additions to internally developed computer software (38,201) Additions to contract acquisition costs (67,375) Free cash flow $407,517 (in thousands)

2016 First Quarter APPENDIX: Non-GAAP Reconciliation – EBITDA and Adjusted EBITDA ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Trailing Twelve Months Ended 3/31/2016 (in thousands) Net Income $382,550 Adjusted for: Deduct: Discontinued operations (1,410) Deduct: Equity in Income of Equity Investments (23,303) Add: Income Taxes 155,012 Add: Nonoperating expense 50,449 Add: Depreciation and Amortization 263,033 EBITDA $826,331 Adjust for: Share-based compensation 41,563 TransFirst M&A Operating Expenses 3,401 Adjusted EBITDA $871,295

2016 First Quarter APPENDIX: 2016 Revised Guidance Assumptions ©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide. The guidance assumes: There will be no significant movements in the London Interbank Offered rate and TSYS will not make any significant draws on the remaining balance of its credit facility; There will be no significant movement in foreign currency exchange rates related to TSYS’ business; TSYS will not incur significant expenses associated with the conversion of new large clients, additional acquisitions, or any significant impairment of goodwill or other intangibles; There will be no deconversions of large clients during the year other than as previously disclosed; and The economy will not worsen. Additionally, the impact of future share repurchases is not included.